UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2006

                                 ROO Group, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


             Delaware               000-25659         11-3447894
             --------               ---------         ----------
  (State or other jurisdiction    (Commission        (IRS Employer
        of incorporation)         File Number)    Identification No.)


                228 East 45th Street 8th Floor New York, NY 10017
                -------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (646) 352-0260

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On December 4, 2006, Lou Kerner was appointed as Chief Financial Officer of ROO Group, Inc. (the "Company"). Mr. Kerner served as President and Chief Operating Officer of Bolt Media from May 2003 through August 2006, where he was responsible for day-to-day management of the corporation including strategy, finance, sales, marketing and business development. Prior to Bolt Mr. Kerner was as an equity analyst at Mark Asset Management from April 2002 through August 2002 where he followed media companies. From Freburary 2000-February 2002, Mr. Kerner was Chief Executive Officer of The .tv Corporation, where he built a successful, global organization to commercialize the top level domain .tv. The ..tv Corporation was acquired by Verisign. Mr. Kerner holds a Bachelor of Arts degree from U.C.L.A and an MBA from Stanford University.

      The Company entered into an employment agreement with Mr. Kerner. The agreement may be terminated by either party upon two weeks written notice. Mr. Kerner's base salary under the agreement is $3,846.15 per week. Mr. Kerner's base salary will be reviewed at least annually and the Company may determine at such time to vary the base salary. Pursuant to the terms of the agreement, Mr. Kerner shall receive a $25,000 bonus per calendar quarter, with the first quarter's bonus paid upon execution of the agreement. In addition, Mr. Kerner was granted a four year option to purchase 500,000 shares of ROO Media Corporation, the Company's wholly owned subsidiary, which is exercisable at $2.20 per share.

      The Company issued a press release on December 4, 2006 announcing the appointment of Mr. Kerner as Chief Financial Officer as described above which is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit Number    Description
--------------------------------------------------------------------------------
10.1              Employment Agreement with Lou Kerner dated November 27, 2006
99.1              Press Release dated December 4, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROO Group, Inc.


Date: December 8, 2006                                /s/ Robert Pett
                                                      -----------------------
                                                      Robert Petty
                                                      Chief Executive Officer


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